                                                                 EXHIBIT 23.1(A)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of U.S. Office Products Company of our reports as of the dates and the related financial statements of the companies listed below which appear in the Current Reports on Form 8-K dated July 16, 1996 and September 23, 1996 and in the Registration Statement on Form S-4 (333-1928) dated March 28, 1996 of U.S. Office Products Company. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



COMPANY                                                                                DATE
------------------------------------------------------------------------  ------------------------------
U.S. Office Products Company............................................  May 31, 1996, except as to the third paragraph of Note 3,
                                                                          which is as of July 22, 1996
                                                                          and Note 15 which is as of
                                                                          July 10, 1966
Raleigh Office Supply Company, Inc......................................  March 8, 1996
Emmons-Napp Office Products, Inc.-Commercial Division...................  May 15, 1996
The Office Furniture Store, Inc.........................................  August 16, 1996
David's Office Supply...................................................  July 10, 1996
Carolina Office and Equipment Company...................................  July 10, 1996
Mark's Office Furniture.................................................  June 25, 1996
McWhorter Stationery Company, Inc.......................................  July 12, 1996
WBT Holdings, Inc. dba Office Furniture Distributors....................  July 1, 1996
Mile High Office Supply Company, Inc....................................  July 27, 1996
Copenhaver Holdings, Inc. and Subsidiary................................  August 31, 1995



/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP


Minneapolis, Minnesota


September 30, 1996